                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            -------------------------

                                    FORM 8-K
                                 Current Report
                     Pursuant To Section 13 Or 15(D) Of The
                         Securities Exchange Act Of 1934


Date of Report (Date of earliest event reported):        June 28, 1999
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                        KEYCORP STUDENT LOAN TRUST 1999-A
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             (Exact Name of Registrant as Specified in its Charter)



                New York                                         333-58073                                36-7238740
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(State or Other Jurisdiction of Incorporation)        (Commission File Number)           (I.R.S. Employer Identification No.)


c/o KeyBank, USA, as Administrator, 800 Superior Avenue, Attn: M. Frances Byrd, Cleveland, Ohio 44114
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                    (Address of Principal Executive Offices)


Registrant's Telephone Number, Including Area Code: (216) 828-9357
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                             Exhibit Index on Page 4
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Item 5.  OTHER EVENTS



On June 28, 1999, the KeyCorp Student Loan Trust 1999-A (the "Trust") made its regular, quarterly distribution of funds to holders of the Trust's Floating Rate Asset Backed Certificates and Floating Rate Asset Backed Notes and distributed the Certificateholder's Statement and Noteholder's Statement, filed herewith as Exhibits to this Form 8-K, to Certificteholders and Noteholders of record, respectively.

In reliance upon certain no-action letters, including a letter dated May 9, 1997, issued by the Chief Counsel, Division of Corporate Finance of the Securities and Exchange Commission relating to the KeyCorp Student Loan Trust 1996-A, Registration No. 333-4274, the Trust is hereby filing the Certificateholder's Statement and Noteholder's Statement reflecting the Trust's activities for the period ending May 31, 1999, including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio as of such date.

Item 7.     EXHIBITS

Exhibit 99(a) -      Certificateholder's Statement

Exhibit 99(b) -      Noteholder's Statement


                                Page 2 of 8 pages
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 28, 1999




                   KeyCorp Student Loan Trust 1999-A,


                   By: The First National Bank of Chicago, not in its individual capacity but solely as Eligible Lender Trustee on
                       behalf of the Trust



                   By: /S/ JEFFREY L. KINNEY
                       ---------------------------------------------------------
                       Jeffrey L. Kinney
                       Vice President


                                Page 3 of 8 pages
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                                  EXHIBIT INDEX


Exhibit



99(a)    Certificateholder's Statement                                     5

99(b)    Noteholder's Statement                                            7


                                Page 4 of 8 pages
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